SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 27, 2002

                             Alpena Bancshares, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     United States                      0-31957                   38-3567362
----------------------------     ---------------------     ---------------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)




Registrant's telephone number, including area code:  (989) 356-9041



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

     James D. Hubinger, the Treasurer and Chief Financial Officer of Alpena Bancshares, Inc. and its bank subsidiary, First Federal of Northern Michigan, resigned on September 27, 2002. Michael W. Mahler will succeed Mr. Hubinger in these positions on or about November 1, 2002. Mr. Mahler is currently the Corporate Controller of Besser Company of Alpena, Michigan.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ALPENA BANCSHARES, INC.



DATE:  October 17, 2002            By:     /s/ Martin A. Thomson
                                           -------------------------------------
                                           Martin A. Thomson
                                           President and Chief Executive Officer